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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999 relating to the financial statements and financial statement schedules, which appears in the Eclipsys Corporation Annual Report on Form 10-K for the year ended December 31, 1998.







                                                 /s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
October 22, 1999